UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                     February 28, 2006 (February 27, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700


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ITEM 8.01.     Other Events.

On February 27, 2006, Synagro Technologies, Inc. issued a press release announcing its Board of Directors has approved an agreement to issue shares of its common stock in a private placement in exchange for the cash dividend paid to GTCR Capital Partners LP, GTCR Co Invest LP, and GTCR Fund VII LP (collectively "GTCR"). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.     Exhibits

(c)  Exhibits

       99.1 Press release dated February 27, 2006, issued by Synagro Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  February 28, 2005

                                    SYNAGRO TECHNOLOGIES, INC.

                                    By:         /s/ J. PAUL WITHROW
                                        ----------------------------------------
                                         (Senior Executive Vice President &
                                              Chief Financial Officer)


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


                                  EXHIBIT INDEX


99.1      Press release dated February 27, 2006, issued by Synagro Technologies,
          Inc.


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